UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TANGO THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

TANGO THERAPEUTICS, INC.

2025 Annual Meeting
Vote by June 4, 2025
11:59 PM ET



TANGO THERAPEUTICS, INC.
201 BROOKLINE AVENUE, SUITE 901
BOSTON, MA 02215

V71876-P28493

You invested in TANGO THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 5, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 5, 2025
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/TNGX2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.Board Voting Items Recommends1. Election of Class I Director Company Nominee:1a. Lesley Ann Calhoun For2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the For fiscal year ending December 31, 2025.3. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number For of authorized shares of common stock from 200,000,000 to 400,000,000.4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For5. Non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of our 1 Year named executive officers.NOTE: The Board of Directors will consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V71877-P28493